PRESS RELEASE

Specialty Insurer and Reinsurer SiriusPoint Launches with Over $3bn in Capital

HAMILTON, Bermuda, February 26, 2021 -- SiriusPoint Ltd. (NYSE: SPNT) (“SiriusPoint” or the “Company”), an international specialty insurance and reinsurance company, has today launched with over $3 billion in initial capital.
The Bermuda-based Company has been formed as the result of the previously announced merger between Third Point Reinsurance Ltd. (NYSE: TPRE) ("Third Point Re"), a specialty reinsurer, and Sirius International Insurance Group, Ltd. (Nasdaq: SG) ("Sirius Group"), a global multi-line insurer and reinsurer.
SiriusPoint’s operating companies have a financial strength rating of A- (Excellent) from AM Best, S&P and Fitch, and are licensed to operate in Bermuda, the U.S., Sweden, the U.K., Belgium, Switzerland, Canada and Singapore.
The Company has launched as one of the first substantial re/insurers of the Class of 2020, with a robust capital structure, global platform, underwriting talent, and long-standing client and broker relationships already in place.
“I am delighted to announce the launch of SiriusPoint,” said Sid Sankaran, Chief Executive Officer and Chairman of SiriusPoint. “This is a strategic union of two highly complementary organizations. SiriusPoint is an opportunity to leverage our combined strengths and re-focus our organization on profitability, innovative partnerships, and solutions. Our breadth of footprint combined with the ability to be nimble and responsive will be truly differentiating.
“We aspire to be a disruptive force in the industry and drive technology innovation – with skilled underwriting at the core of everything we do. We have set a goal to challenge the status quo and define new ways of conducting business with diversity of thought and expertise. I am very excited about our future. We are building a company and a culture we can be proud of.”
SiriusPoint is built around a global platform that provides insurance and reinsurance solutions services to clients and brokers in almost 150 countries with access to admitted and non-admitted paper in Europe, the U.S., Bermuda, and Lloyd’s of London. A new division, Insurance and Services, has been formed to seek out strategic investment and partnership opportunities.
SiriusPoint’s insurance lines include: Environmental, Property, Energy, Workers' Compensation, and Aviation and Space, while the company’s reinsurance lines include: Life, Accident and Health, Property, Marine and Energy, Casualty, Aviation and Space, and Credit and Bond. SiriusPoint also offers Runoff solutions.
SiriusPoint also announced today the appointment of two new members to its board of directors. Franklin (Tad) Montross is the former Chairman and Chief Executive Officer of General Reinsurance, a Berkshire Hathaway owned company, and held responsibility until 2016 for global underwriting policies, practices and protocols, as well as its Actuarial and Risk Management areas. Sharon M. Ludlow is a seasoned C-suite executive and corporate director, with more than 25 years’ of experience in the Life and Health, and Property and Casualty re-insurance industries. During the course of her career, Ms. Ludlow served as President and CEO of the Canadian operations of Swiss Re and as President of Aviva Insurance Company of Canada.
As previously announced, Rachelle Keller, previously a director of Sirius Group, and Peter W. H. Tan from CM Bermuda Limited, are also joining SiriusPoint’s board of directors. The remaining members of the board will transition from their equivalent roles at Third Point Re.

About SiriusPoint
SiriusPoint Ltd. (SiriusPoint) is a top 20 global insurer and reinsurer providing solutions to clients and brokers in almost 150 countries. Bermuda-headquartered with offices around the world, we are listed on the New York Stock Exchange (SPNT). We write a global portfolio of Accident and Health, Property, Liability and Specialty business, combining data and creative thinking to underwrite risks with skill and discipline. With over $3 billion total capital, SiriusPoint’s operating companies have a financial strength rating of A- (Excellent) from AM Best, S&P and Fitch. For more information please visit www.siriuspt.com
Safe Harbor Statement Regarding Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company's control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company's expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; a pandemic or other catastrophic event, such as the ongoing COVID-19 outbreak, may adversely impact our financial condition or results of operations; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; losses from catastrophe exposure; downgrade, withdrawal of ratings or change in rating outlook by rating agencies; significant decrease in our capital or surplus; dependence on key executives; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; technology breaches or failures, including cyber-attacks; lack of control over Third Point Enhanced LP ("TP Fund"); lack of control over the allocation and performance of TP Fund's investment portfolio; dependence on Third Point LLC to implement TP Fund's investment strategy; limited ability to withdraw our capital accounts from TP Fund; decline in revenue due to poor performance of TP Fund's investment portfolio; TP Fund's investment strategy involves risks that are greater than those faced by competitors; termination by Third Point LLC of our or TP Fund's investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund's investment portfolio; trading restrictions being placed on TP Fund's investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on certain TP Fund's investments; fluctuations in market value of our fixed-income securities; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC's compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; SiriusPoint potentially becoming subject to U.S. federal income taxation; potential characterization of SiriusPoint as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; risks associated with the failure to realize the expected benefits of the merger with Sirius International Insurance Group, Ltd.; Arcadian Risk Capital Ltd.'s ability to, and success at, writing the business indicated, its expansion plans and the Company's ability to place quota share reinsurance on the portfolio; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts
Investor Relations
Clare Kerrigan
clare.kerrigan@siriuspt.com
+44 7970 685959

Media
Mairi Mallon
Rein4ce
mairi.mallon@rein4ce.co.uk
+44 7843 067533